                                ALLIANCE FUNDING
                    by SUPERIOR BANK FSB - SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE
                        1998-1 Group 1 (Sub-Pools 1 & 2)
     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
          Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1997-4 Group 1
                    for April 27, 1998, the Remittance date.

                         Due period ended: April 1, 1998

-----------------------------------------------------------------------------------------------------------------------------------

                                                           GROUP 1             SUB-POOL 1         SUB-POOL 2
                                                       ---------------      ---------------    ---------------
     COLLECTIONS
  1  Total Actual Principal Collections                  1,238,830.94           291,476.54         947,354.40
  2  Total Actual Interest Collections                     504,066.21           198,034.44         306,031.77
  3  Service Fees Previously Remitted                        7,641.51             2,887.05           4,754.46
  4  Additional Proceeds                                         0.00                 0.00               0.00
                                                       --------------       --------------     --------------
  5  TOTAL COLLECTIONS:                                  1,735,255.64           486,623.93       1,248,631.71

  6  Pre-Funding Account Transfers                               0.00                 0.00               0.00
  7  Interest Coverage Account Transfer                    654,152.01           279,074.97         375,077.04
  8  Deferred Interest Coverage Account Transfer           186,420.91            87,548.12          98,872.79
                                                       --------------       --------------     --------------
  9  Aggregate Amount Received:                          2,575,828.56           853,247.02       1,722,581.54

     MONTHLY ADVANCES
 10  Delinquent Interest Advance                           896,750.22           320,408.15         576,342.07
 11  Compensating Interest                                   3,226.53               680.73           2,545.80
 12  Amounts Held for Future Distributions                       0.00                 0.00               0.00
 13  Cross Collateral Deposit                                    0.00                 0.00               0.00
 14  Reserve Withdrawal per Sec. 6.14                            0.00                 0.00               0.00
                                                       --------------       --------------     --------------
 15  Available Remittance Amount:                        3,475,805.31         1,174,335.90       2,301,469.41

     FEES
 16  Service Fees                                           72,341.15            31,210.72          41,130.43
 17  Expense Account Deposit:                                6,219.03             2,492.71           3,726.32
                                                       --------------       --------------     --------------
 18  ADJUSTED REMITTANCE AMOUNT:                         3,397,245.13         1,140,632.47       2,256,612.66

     REMAINING AMOUNT AVAILABLE:
 19          Adjusted Remittance Amount                  3,397,245.13
 20          Insured Payments due                                0.00
 21          Insurance Account Deposit @ 13 bp
                the Ending Principal Balance                26,949.13
 22          Cross Collateral Withdrawal                         0.00
 23          Class Remittance Amounts                    3,370,296.00
 24          Non-Recoverable Advances not
                Previously Reimbursed                            0.00
                                                       --------------
 25  Total Remaining Amount Available:                           0.00
                                                       ==============

     REIMBURSEMENTS DUE PURSUANT TO SEC. 5.04
 26     Servicing Fee                                            0.00                 0.00               0.00
 27     Monthly Advances and Servicer Advances                   0.00                 0.00               0.00
 28     Preference Amount per Sec. 6.06(b)                       0.00                 0.00               0.00
 29     Servicing compensation per Sec. 7.03                     0.00                 0.00               0.00
 30     REO Mgmt. & Dispositions per Sec 5.10                    0.00                 0.00               0.00
 31     Trustee Advances per Sec 11.01                           0.00                 0.00               0.00

-----------------------------------------------------------------------------------------------------------------------------------


                                ALLIANCE FUNDING
                    by SUPERIOR BANK FSB - SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE
                        1998-1 Group 1 (Sub-Pools 1 & 2)
     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
          Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1997-4 Group 1
                    for April 27, 1998, the Remittance date.

                         Due period ended: April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------

                                                          GROUP 1               CLASS 1A-1            CLASS 1A-2            CLASS R
                                                      ---------------       ----------------      -----------------        ---------
 32  Loans Outstanding - BOM                                    2,841                 1,000                  1,841
 33  Original Loan Balance                             180,932,515.76         70,000,198.22         110,932,317.54
 34  Pre-Funding Account Balance                        71,848,070.66         31,112,036.36          40,736,034.30
 35  Initial Overcollateralization                       2,780,586.42          1,112,234.58           1,668,351.84
 36  Realized Losses, LTD                                        0.00                  0.00                   0.00
 37  Carryforward Amount                                         0.00                  0.00                   0.00
                                                      ---------------       ---------------        ---------------
 38  Total Class Principal Balance                     250,000,000.00        100,000,000.00         150,000,000.00
 39     Pool Factor per Loan Balance                      72.3730063%           28.0000793%            44.3729270%
 40     Pool Factor per Class Balance                    100.0000000%           40.0000000%            60.0000000%
 41  Excess Spread                                               0.00                                                        0.00
 42     Principal Collection Factor                      100.0000000%           23.5283549%            76.4716451%
 43  Additional Principal due                              808,465.06            190,218.53             618,246.53
 44  Cross Collateral Withdrawal                                 0.00                                                        0.00
 45  Cross Collateral Deposit                                    0.00                  0.00                   0.00
 46  Interest Remittance @ Pass-Through Rate             1,323,000.00            528,666.67             794,333.33

     PRINCIPAL ADDITIONS:
 47          Number                                                 0                     0                      0
 48          Loan transfers from Pre-Funding                     0.00                  0.00                   0.00

     PRINCIPAL REDUCTIONS:
 49          Prepayments - Number                                  20                     3                     17
 50          Prepayments - Dollar                          955,068.20            199,302.00             755,766.20
 51          Delinquent Loans Repurchased - Number                  0                     0                      0
 52          Delinquent Loans Repurchased - Dollar               0.00                  0.00                   0.00
 53          Net Liquidation Proceeds                            0.00                  0.00                   0.00
 54          Curtailments                                   69,543.82             28,844.33              40,699.49
 55          Normal and Excess Payments                    214,218.92             63,330.21             150,888.71
                                                      ---------------       ---------------        ---------------           ----
 56  Principal Remittance                                1,238,830.94            291,476.54             947,354.40
                                                      ---------------       ---------------        ---------------           ----
 57  Total Principal Remittance                          1,238,830.94            291,476.54             947,354.40
 58  Additional Principal Reduction                        808,465.06            190,218.53             618,246.53
                                                      ---------------       ---------------        ---------------           ----
 59  TOTAL REMITTANCE                                    3,370,296.00          1,010,361.74           2,359,934.26           0.00
                                                      ===============       ===============        ===============           ====
 60  Current Month Realized Loss - Number                           0                     0                      0              0
 61  Current Month Realized Loss - Dollar                        0.00                  0.00                   0.00           0.00

     CLASS PRINCIPAL BALANCE - EOM
 62  Loans Outstanding - EOM                                     2821                   997                   1824
 63  Closing Loan Balance                              179,693,684.82         69,708,721.68         109,984,963.14
 64  Pre-Funding Account Balance                        71,848,070.66         31,112,036.36          40,736,034.30
 65  Additional Principal Reduction, LTD                 3,589,051.48          1,302,453.11           2,286,598.37
 66  Realized Losses, LTD                                        0.00                  0.00                   0.00
                                                      ---------------       ---------------        ---------------           ----
 67  Total Class Principal Balance                     247,952,704.00         99,518,304.93         148,434,399.07
 68     Pool Factor per Loan Balance                      71.8774740%           27.8834887%            43.9939853%
 69     Pool Factor per Class Balance                    188.2417210%           39.8073220%           148.4343991%

-----------------------------------------------------------------------------------------------------------------------------------

                                ALLIANCE FUNDING
                    by SUPERIOR BANK FSB - SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE
                        1998-1 Group 1 (Sub-Pools 1 & 2)
     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
          Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1997-4 Group 1
                    for April 27, 1998, the Remittance date.

                         Due period ended: April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------

 70  Weighted Note Rate - THIS Remittance                          10.93881%              10.76397%               11.04913%
 71  Weighted Note Rate - NEXT Remittance                          10.93851%              10.76397%               11.04913%

 72  Weighted Average Remaining Term                                242.16                 264.36                  228.09

 73  Accrual Period for Libor Rate                                26-Mar-98     thru     26-Apr-98
 74  Days in Related Period                                                      32

 75  Pass-Through Rate                                                                     5.94750%               5.95750%

                                                                  GROUP 1                  SUBPOOL 1              SUBPOOL 2
                                                              ---------------         ----------------         ---------------
 76  Original Pool - Principal Balance                         180,932,515.76            70,000,198.22          110,932,317.54
 77  Original Pool - Pre-Funding Account                        71,848,070.66            31,112,036.36           40,736,034.30
 78  Original Pool - Initial Overcollateralization               2,780,586.42             1,112,234.58            1,668,351.84
                                                              ---------------         ----------------         ---------------
 79  Original Pool Total                                       250,000,000.00           100,000,000.00          150,000,000.00

 80  Original Pool - Number of Loans                             2,841                     1,000                   1,841

------------------------------------------------------------------------------------------------------------------------------

     CLASS 1A-1 OVERCOLLATERALIZATION RECONCILIATION

                                                                BEG.OF MONTH            CURRENT MONTH           END OF MONTH
                                                              ---------------         ----------------         ---------------
 81  Initial Overcollateralization                               1,112,234.58               190,218.53            1,302,453.11
 82  Less:  Realized Losses, LTD                                         0.00                     0.00                    0.00
 83  Cross Coallateralzation Deposit, LTD                                0.00                     0.00                    0.00
                                                              ---------------         ----------------         ---------------
 84  Overcollateralization of Principal                          1,112,234.58               190,218.53            1,302,453.11
                                                              ===============         ================         ===============
 85  Base Overcollateralization Required*                                                                         6,268,958.54
 86  Required Overcollateralization Amount                                                                        6,268,958.54

------------------------------------------------------------------------------------------------------------------------------

     Class 1A-2 Overcollateralization Reconciliation

                                                                BEG.OF MONTH            CURRENT MONTH           END OF MONTH
                                                              ---------------         ----------------         ---------------
 87  Initial Overcollateralization                               1,668,351.84               618,246.53            2,286,598.37
 88  Less:  Realized Losses, LTD                                         0.00                     0.00                    0.00
 89  Cross Coallateralzation Deposit, LTD                                0.00                     0.00                    0.00
                                                              ---------------         ----------------         ---------------
 90  Overcollateralization of Principal                          1,668,351.84               618,246.53            2,286,598.37
                                                              ===============         ================         ===============
 91  Base Overcollateralization Required*                                                                         9,403,437.82
 92  Required Overcollateralization Amount                                                                        9,403,437.82

------------------------------------------------------------------------------------------------------------------------------

     CURRENT MONTH SUBORDINATED AMOUNT                          BEG.OF MONTH            CURRENT MONTH           END OF MONTH
                                                              ---------------         ----------------         ---------------

 93  Original Group 1 Subordinated Amount*                      31,268,958.54              N/A                   31,268,958.54
 94  Less: Group 1 Cumulative Realized Losses                            0.00                     0.00                    0.00
 95  Plus: Group 1 Cumulative Additional Proceeds                        0.00                     0.00                    0.00
 96  Current Group 1 Subordinated Amount                        31,268,958.54                     0.00           31,268,958.54

------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                ALLIANCE FUNDING
                    by SUPERIOR BANK FSB - SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE
                        1998-1 Group 1 (Sub-Pools 1 & 2)
     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
          Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1997-4 Group 1
                    for April 27, 1998, the Remittance date.

                         Due period ended: April 1, 1998

     NONRECOVERABLE ADVANCE RECONCILIATION                      GROUP 1
                                                            ----------------
 97  Beginning of Month                                                0.00
 98  Current Month Unpaid Nonrecoverable Advance                       0.00
 99  Less: Current Month Reimbursement                                 0.00
                                                            ----------------
100  End of Month                                                      0.00

------------------------------------------------------------------------------------------------------------------------------------


     CLASS FACTORS                                              GROUP 1                     CLASS 1A-1              CLASS 1A-2
                                                           ----------------             ----------------        ----------------
101  Total Class Principal - Original Pool                   250,000,000.00               100,000,000.00          150,000,000.00
102  Interest Remittance Amount                                1,323,000.00                   528,666.67              794,333.33
103  Interest Rate Factor/1000                                     5.292000                     5.286667                5.295556

104  Total Principal Collections                               1,238,830.94                   291,476.54              947,354.40
105  Prefunding Account Excess                                         0.00                         0.00                    0.00
106  Additional Principal Reduction                              808,465.06                   190,218.53              618,246.53
                                                            ----------------             ----------------        ----------------
107  Principal Remittance Amount                               2,047,296.00                   481,695.07            1,565,600.93
108  Principal Payment Factor/1000                                 8.189184                     4.816951               10.437340
109  Current Month Ending Principal Factor                       991.810816                   995.183049              989.562660

------------------------------------------------------------------------------------------------------------------------------------


                                ALLIANCE FUNDING
                    by SUPERIOR BANK FSB - SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE
                        1998-1 Group 2 (Sub-Pools 3 & 4)
     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
          Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1997-4 Group 2
                    for April 27, 1998, the Remittance date.

                         Due period ended: April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------

                                                            GROUP 2            SUB-POOL 3          SUB-POOL 4
                                                         --------------       ------------       --------------
     COLLECTIONS
  1  Total Actual Principal Collections                   1,587,272.45         385,933.45         1,201,339.00
  2  Total Actual Interest Collections                      328,669.66         124,513.30           204,156.36
  3  Service Fees Previously Remitted                         6,275.23           2,249.28             4,025.95
  4  Additional Proceeds                                          0.00               0.00                 0.00
                                                         --------------       ------------       --------------
  5  Total Collections:                                   1,909,666.88         508,197.47         1,401,469.41

  6  Pre-Funding Account Transfers                                0.00               0.00                 0.00
  7  Interest Coverage Account Transfer                     527,432.53          51,690.53           475,742.00
  8  Deferrred Interest Coverage Account Transfer            57,315.31          19,880.41            37,434.90
                                                         --------------       ------------       --------------
  9  AGGREGATE AMOUNT RECEIVED:                           2,494,414.72         579,768.41         1,914,646.31

     MONTHLY ADVANCES
 10  Delinquent Interest Advance                            783,833.81         265,732.10           518,101.71
 11  Compensating Interest                                    6,257.47           1,523.06             4,734.41
 12  Amounts Held for Future Distributions                        0.00               0.00                 0.00
 13  Cross Collateral Deposit                                     0.00               0.00                 0.00
 14  Reserve Withdrawal per Sec. 6.14                             0.00               0.00                 0.00
                                                         --------------       ------------       --------------
 15  Available Remittance Amount:                         3,284,506.00         847,023.57         2,437,482.43

     Fees
 16  Service Fees                                            51,089.60          10,158.68            40,930.92
 17  Expense Account Deposit:                                 4,960.32           1,365.35             3,594.97
                                                         --------------       ------------       --------------
 18  ADJUSTED REMITTANCE AMOUNT:                          3,228,456.08         835,499.54         2,392,956.54

     REMAINING AMOUNT AVAILABLE:
 19          Adjusted Remittance Amount                   3,228,456.08
 20          Insured Payments due                                 0.00
 21          Insurance Account Deposit @ 13 bp
                the Ending Principal Balance                 21,494.71
 22          Cross Collateral Withdrawal                          0.00
 23          Class Remittance Amounts                     3,206,961.37
 24          Non-Recoverable Advances not
                Previously Reimbursed                             0.00
                                                         --------------
 25  TOTAL REMAINING AMOUNT AVAILABLE:                            0.00
                                                         ==============
     REIMBURSEMENTS DUE PURSUANT TO SEC. 5.04
 26     Servicing Fee                                             0.00               0.00                 0.00
 27     Monthly Advances and Servicer Advances                    0.00               0.00                 0.00
 28     Preference Amount per Sec. 6.06(b)                        0.00               0.00                 0.00
 29     Servicing compensation per Sec. 7.03                      0.00               0.00                 0.00
 30     REO Mgmt. & Dispositions per Sec 5.10                     0.00               0.00                 0.00
 31     Trustee Advances per Sec 11.01                            0.00               0.00                 0.00


------------------------------------------------------------------------------------------------------------------------------------

                                ALLIANCE FUNDING
                    by SUPERIOR BANK FSB - SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE
                        1998-1 Group 2 (Sub-Pools 3 & 4)
     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
          Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1997-4 Group 2
                    for April 27, 1998, the Remittance date.

                         Due period ended: April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------

                                                               GROUP 2            CLASS 2A-1         CLASS 2A-2            CLASS R
                                                           ----------------     ---------------    ----------------      -----------
 32  Loans Outstanding - BOM                                         1,271                 531                 740
 33  Original Loan Balance                                  142,610,986.32       49,999,948.51       92,611,037.81
 34  Pre-Funding Account Balance                             61,055,001.48        6,008,198.14       55,046,803.34
 35  Initial Overcollaterization                              3,665,987.80        1,008,146.65        2,657,841.15
 36  Realized Losses, LTD                                             0.00                0.00                0.00
 37  Carryforward Amount                                              0.00                0.00                0.00
                                                           ---------------     ---------------     ---------------
 38  Total Class Principal Balance                          200,000,000.00       55,000,000.00      145,000,000.00
 39     Pool Factor per Loan Balance                           71.3054932%         24.9999743%         46.3055189%
 40     Pool Factor per Class Balance                         100.0000000%         27.5000000%         72.5000000%
 41  Excess Spread                                                    0.00                                                  0.00
 42     Principal Collection Factor                           100.0000000%         24.3142537%         75.6857463%
 43  Additional Principal due                                   573,511.15          139,444.96          434,066.19
 44  Cross Collateral Withdrawal                                      0.00                                                  0.00
 45  Cross Collateral Deposit                                         0.00                0.00                0.00
 46  Interest Remittance @ Pass-Through Rate                  1,046,177.77          287,344.44          758,833.33

     PRINCIPAL ADDITIONS:
 47          Number                                                      0                   0                   0
 48          Loan transfers from Pre-Funding                          0.00                0.00                0.00

     PRINCIPAL REDUCTIONS:
 49          Prepayments - Number                                       12                   3                   9
 50          Prepayments - Dollar                             1,530,344.79          364,060.73        1,166,284.06
 51          Delinquent Loans Repurchased - Number                       0                   0                   0
 52          Delinquent Loans Repurchased - Dollar                    0.00                0.00                0.00
 53          Net Liquidation Proceeds                                 0.00                0.00                0.00
 54          Curtailments                                             0.00                0.00                0.00
 55          Normal and Excess Payments                          56,927.66           21,872.72           35,054.94
                                                           ---------------     ---------------     ---------------          ----
 56  Principal Remittance                                     1,587,272.45          385,933.45        1,201,339.00
                                                           ---------------     ---------------     ---------------          ----
 58  Total Principal Remittance                               1,587,272.45          385,933.45        1,201,339.00
 59  Additional Principal Reduction                             573,511.15          139,444.96          434,066.19
                                                           ---------------     ---------------     ---------------          ----
 60  TOTAL REMITTANCE                                         3,206,961.37          812,722.85        2,394,238.52          0.00

 61  Current Month Realized Loss - Number                                0                   0                   0             0
 62  Current Month Realized Loss - Dollar                             0.00                0.00                0.00          0.00

     CLASS PRINCIPAL BALANCE - EOM
 63  Loans Outstanding - EOM                                          1259                 528                 731
 64  Closing Loan Balance                                   141,023,713.87       49,614,015.06       91,409,698.81
 65  Pre-Funding Account Balance                             61,055,001.48        6,008,198.14       55,046,803.34
 66  Additional Principal Reduction, LTD                      4,239,498.95        1,147,591.61        3,091,907.34
 67  Realized Losses, LTD                                             0.00                0.00                0.00
                                                           ---------------     ---------------     ---------------          ----
 68  Total Class Principal Balance                          197,839,216.40       54,474,621.59      143,364,594.81
 69     Pool Factor per Loan Balance                           70.5118569%         24.8070075%         45.7048494%
 70     Pool Factor per Class Balance                         287.9002105%         27.2373108%        260.6628997%


------------------------------------------------------------------------------------------------------------------------------------

                                ALLIANCE FUNDING
                    by SUPERIOR BANK FSB - SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE
                        1998-1 Group 2 (Sub-Pools 3 & 4)
     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
          Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1997-4 Group 2
                    for April 27, 1998, the Remittance date.

                         Due period ended: April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
 71  Weighted Note Rate - THIS Remittance                           10.35493%              10.32440%                10.37142%
 72  Weighted Note Rate - NEXT Remittance                           10.35488%              10.32440%                10.37142%

 73  Weighted Average Remaining Term                                  356.64                 357.11                   356.38

 74  Accrual  Period for Libor Rate                                26-Mar-98     thr      26-Apr-98
 75  Days in Related Period                                                      32

 76  Pass-Through Rate                                                                     5.87750%                  5.88750%


                                                                      GROUP 2               SUBPOOL 3               SUBPOOL 4
                                                                 ----------------       ---------------          ----------------
 77  Original Pool - Principal Balance                            142,610,986.32         49,999,948.51             92,611,037.81
 78  Original Pool - Pre-Funding Account                           61,055,001.48          6,008,198.14             55,046,803.34
 79  Original Pool - Initial Overcollateralization                  3,665,987.80          1,008,146.65              2,657,841.15
                                                                 ---------------       ---------------           ---------------

 80  Original Pool Total                                          200,000,000.00         55,000,000.00            145,000,000.00

 81  Original Pool - Number of Loans                                 1,271                  531                       740



     CLASS 2A-1 OVERCOLLATERALIZATION RECONCILIATION               BEG.OF MONTH         CURRENT MONTH             END OF MONTH
                                                                 ---------------       ---------------           ---------------
 82  Initial Overcollateralization                                  1,008,146.65            139,444.96              1,147,591.61
 83  Less:  Realized Losses, LTD                                            0.00                  0.00                      0.00
                                                                 ---------------       ---------------           ---------------
 84  Overcollateralization of Principal                             1,008,146.65            139,444.96              1,147,591.61
                                                                 ===============       ===============           ===============
 84  Base Overcollateralization Required                                                                            2,968,431.77
 86  Required Overcollateralization Amount                                                                          2,968,431.77



     CLASS 2A-2 OVERCOLLATERALIZATION RECONCILIATION               BEG.OF MONTH         CURRENT MONTH             END OF MONTH
                                                                 ---------------       ---------------           ---------------
 87  Initial Overcollateralization                                  2,657,841.15            434,066.19              3,091,907.34
 88  Less:  Realized Losses, LTD                                            0.00                  0.00                      0.00
                                                                 ---------------       ---------------           ---------------
 89  Overcollateralization of Principal                             2,657,841.15            434,066.19              3,091,907.34
                                                                 ===============       ===============           ===============
 90  Base Overcollateralization Required                                                                            7,825,865.58
 91  Required Overcollateralization Amount                                                                          7,825,865.58



     CURRENT MONTH SUBORDINATED AMOUNT                             BEG.OF MONTH         CURRENT MONTH             END OF MONTH
                                                                 ---------------       ---------------           ---------------
 92  Original Group 2 Subordinated Amount*                         23,217,922.60            N/A                    23,217,922.60
 93  Less: Group 2 Cumulative Realized Losses                               0.00                  0.00                      0.00
 94  Plus: Group 2 Cumulative Additional Proceeds                           0.00                  0.00                      0.00
                                                                 ---------------       ---------------           ---------------
 95  Current Group 2 Subordinated Amount                           23,217,922.60                  0.00             23,217,922.60
                                                                 ===============       ===============           ===============

------------------------------------------------------------------------------------------------------------------------------------

                                ALLIANCE FUNDING
                    by SUPERIOR BANK FSB - SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE
                        1998-1 Group 2 (Sub-Pools 3 & 4)
     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
          Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1997-4 Group 2
                    for April 27, 1998, the Remittance date.

                         Due period ended: April 1, 1998

     NONRECOVERABLE ADVANCE RECONCILIATION                GROUP 2
                                                     ----------------
 96  Beginning of Month                                          0.00
 97  Current Month Unpaid Nonrecoverable Advance                 0.00
 98  Less: Current Month Reimbursement                           0.00
 99  End of Month                                                0.00

------------------------------------------------------------------------------------------------------------------------------------


     CLASS FACTORS                                        GROUP 2              CLASS 1A-1                CLASS 1A-2
                                                     ----------------       ---------------          ----------------
100  Total Class Principal - Original Pool             200,000,000.00         55,000,000.00            145,000,000.00
101  Interest Remittance Amount                          1,046,177.77            287,344.44                758,833.33
102  Interest Rate Factor / 1000                             5.230889              5.224444                  5.233333

103  Total Principal Collections                         1,587,272.45            385,933.45              1,201,339.00
104  Prefunding Account Excess                                   0.00                  0.00                      0.00
105  Additional Principal Reduction                        573,511.15            139,444.96                434,066.19
                                                      ----------------       ---------------          ----------------
106  Principal Remittance Amount                         2,160,783.60            525,378.41              1,635,405.19
107  Principal Payment Factor/1000                          10.803918              9.552335                 11.278656
108  Current Month Ending Principal Factor                 989.196082            990.447665                988.721344

------------------------------------------------------------------------------------------------------------------------------------
